Virtus Global Small-Cap Fund,
a series of Virtus Investment Trust

Amendment dated July 21, 2022 to the Summary Prospectus and
Statutory Prospectus dated October 28, 2021, as supplemented

Important Notice to Investors

The following changes, as approved by the Board of Trustees of Virtus Investment Trust (the “Trust”), for the Virtus Global Small-Cap Fund (the “Fund”) will be effective July 25, 2022.

◾	Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an affiliate of Virtus Investment Advisers, Inc., will be managing the Virtus Global Small-Cap Fund (the “Fund”) as subadviser.

◾	Todd Beiley, CFA and Craig Thrasher, CFA will be added as portfolio managers of the Fund.

◾	The current subadviser, Allianz Global Investors U.S. LLC. (“AllianzGI U.S.”) will be removed as subadviser of the Fund and all references to AllianzGI U.S., as subadviser of the Fund, and to Andrew Neville, Bjoern Mehrmann, CFA, CMA, Heinrich Ey, CFA, DVFA, CEFA, Koji Nakatsuka, CFA, CMA, Miguel Pohl, CFA, Stuart Winchester, CFA, Jeffrey Parker, CFA, Moritz Dufner, CFA, CAIA and Mark W. Phanitsiri, CFA, as portfolio managers of the Fund, will be removed from the Fund’s prospectuses.

◾	The Fund will be renamed the Virtus KAR Global Small-Cap Fund.

Virtus Investment Advisers, Inc. the Fund’s investment adviser, continues to serve as investment adviser of the Fund.

Additionally, as approved by the Board of Trustees of Virtus Investment Trust, effective September 19, 2022, the Fund’s non-fundamental investment policy to seek to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index (between $105.8 million and $25.5 billion as of June 30, 2021) will change as reflected in the revised Principal Investment Strategies disclosure below.

Additional disclosure changes resulting from the change in subadviser are described below.

The disclosure in footnote 3 under the table in “Fees and Expenses” will be replaced with the following:

(3)	Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers, Inc. (“VIA”) to waive its management fee and/or reimburse the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 1.28% for Institutional Class shares through September 20, 2023. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement also permits recoupment by a former adviser of amounts waived or reimbursed by it within the three preceding years under an expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of the parties.

The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus will be replaced with the following:

The fund pursues long-term capital appreciation in the small capitalization market while seeking to incur less risk than the small capitalization market. The fund invests in a select group of small market capitalization companies believed by the fund’s subadviser to possess sustainable competitive advantages at prices the subadviser deems attractive. The fund invests in U.S. and non-U.S. companies.

Under normal circumstances, the fund invests at least 80% of net assets (plus borrowing for investment purposes) in common stocks of global small-capitalization companies. The fund’s subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations of less than $10 billion. The fund intends to diversify its investments globally among countries and normally to have represented in the portfolio business activities of a number of different countries, both U.S. and non-U.S. In determining whether an issuer is economically tied to a non-U.S. country, the subadviser primarily considers: (i) whether at least 50% of the issuer’s revenues or profits are attributable to goods produced or sold, investments made, or services performed in, a non-U.S. country; (ii) whether the issuer has at least 50% of its assets in a non-U.S. country; and (iii) whether the principal exchange listing for the issuer’s securities or the issuer’s headquarters is in a non-U.S. country. Equity securities in which the fund invests include common stocks, preferred stocks and Depositary Receipts (DRs). The fund may invest in emerging markets issuers. Generally, the fund invests in approximately 30-60 securities at any given time.

The disclosure under the “Principal Risks” in the summary prospectus and in the summary section of the statutory prospectus will be restated as follows:

>	Market Volatility Risk. The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

>	Issuer Risk. The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

>	Equity Securities Risk. The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

>	Small and Medium Market Capitalization Risk. The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

>	Foreign Investing Risk. Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

>	Emerging Market Risk. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>	Limited Number of Investments Risk. Because the fund may have a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a fund with a greater number of securities.

>	Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.

>	Preferred Stocks Risk. Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.

>	Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

>	Currency Rate Risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

>	Liquidity Risk. Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

The “Management” section in the summary prospectus and in the summary section of the statutory prospectus, will be replaced in its entirety with the following:

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“KAR”).

Portfolio Management

>	Todd Beiley, CFA, portfolio manager and senior research analyst at KAR. Mr. Beiley has served as a portfolio manager of the fund since 2022.

>	Craig Thrasher, CFA, portfolio manager and senior research analyst at KAR. Mr. Thrasher has served as a portfolio manager of the fund since 2022.

In the section “More Information about Risks Related to Principal Investment strategies” the disclosure under “Principal Investment Strategies” starting on page 90 of the statutory prospectus relating to the fund will be replaced with the following:

The fund pursues long-term capital appreciation in the small capitalization market while seeking to incur less risk than the small capitalization market. The fund invests in a select group of small market capitalization companies believed by the fund’s subadviser to possess sustainable competitive advantages at prices the subadviser deems attractive. The fund invests in U.S. and non-U.S. companies.

Under normal circumstances, the fund invests at least 80% of net assets (plus borrowing for investment purposes) in common stocks of global small--capitalization companies. The fund’s subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations of less than $10 billion. The fund intends to diversify its investments globally among countries and normally to have represented in the portfolio business activities of a number of different countries, both U.S. and non-U.S. In determining whether an issuer is economically tied to a non-U.S. country, the subadviser primarily considers: (i) whether at least 50% of the issuer’s revenues or profits are attributable to goods produced or sold, investments made, or services performed in, a non-U.S. country; (ii) whether the issuer has at least 50% of its assets in a non-U.S. country; and (iii) whether the principal exchange listing for the issuer’s securities or the issuer’s headquarters is in a non-U.S. country. Equity securities in which the fund invests include common stocks, preferred stocks and Depositary Receipts (DRs). The fund may invest in emerging markets issuers. Generally, the fund invests in approximately 30-60 securities at any given time.

In the section “More Information About Risks Related to Principal Investment Strategies” the table beginning on page 109 of the statutory prospectus will be amended by changing the entries for the fund to reflect an “X” in the row for each of Currency Rate, Depositary Receipts, Emerging Market, Equity Securities, Foreign Investing, Issuer, Limited Number of Investments, Liquidity, Market Volatility, Preferred Stock, Redemption, Small and Medium Market Capitalization, thereby indicating that those are the listed risks applicable to the fund.

In the section “More Information About Risks Related to Principal Investment Strategies” the following is added after the table beginning on page 109 of the statutory prospectus:

Limited Number of Investments

There is a risk that a fund’s portfolio may be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.

Redemption

The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund by, for example, accelerating the realization of capital gains and/or increasing the fund’s transaction costs.

Under “The Adviser” on page 127 of the statutory prospectus, the row referencing the Fund in the table listing subadvisers of the funds of the Trust will be replaced with the following:

Virtus KAR Global Small-Cap Fund	KAR

Under “The Subadvisers” beginning on page 128 of the statutory prospectus, the first and second paragraphs will be deleted. Additionally, the following disclosure will be added for KAR:

KAR, an affiliate of the Adviser, is located at 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067. KAR acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of June 30, 2022, KAR managed approximately $47.9 billion, of which $34.1 billion was regulatory assets under management and $13.8 billion was model/emulation assets under contract. Model/emulation assets refer to assets that KAR is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

In the “Portfolio Management” Section beginning on page 129 of the statutory prospectus, the AllianzGI U.S. section will be deleted in its entirety, and a new section will be added for KAR as follows:

KAR

Virtus KAR Global Small-Cap Fund	Todd Beiley (since July 2022) Craig Thrasher (since July 2022)

Todd Beiley, CFA. Mr. Beiley is a Portfolio Manager and Senior Research Analyst at KAR with primary research responsibilities for the small and mid-capitalization communication services and energy sectors. Before joining KAR in 2002, Mr. Beiley was an Associate Analyst in equity research at Prudential Securities and before that was an Equity Research Associate at RNC Capital Management. He has approximately 22 years of equity research experience.

Craig Thrasher, CFA. Mr. Thrasher is a Portfolio Manager and Senior Research Analyst at KAR with primary research responsibilities for the International and Emerging Markets Small Cap Portfolios. Before joining KAR in 2008, Mr. Thrasher was employed at Kirr, Marbach & Company as an Equity Analyst, and at Wedbush Morgan Securities in correspondent credit. He has approximately 17 years of equity research experience.

All other disclosure concerning the Fund, including fees and expenses, will remain unchanged from the prospectuses dated October 28, 2021, as supplemented.

Investors should retain this supplement with the prospectuses for future reference.

VIT 8061 GSC Sub Changes (7/2022)

Virtus Global Small-Cap Fund (the “fund”),
a series of Virtus Investment Trust

Amendment dated July 21, 2022 to the

Statement of Additional Information (“SAI”) for Virtus Investment Trust dated October 28, 2021, as supplemented

Important Notice to Investors

The following changes, as approved by the Board of Trustees of Virtus Investment Trust (the “Trust”), for the Virtus Global Small-Cap Fund (the “Fund”) will be effective July 25, 2022.

◾	Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an affiliate of Virtus Investment Advisers, Inc., will be managing the Virtus Global Small-Cap Fund (the “Fund”) as subadviser.

◾	Todd Beiley, CFA and Craig Thrasher, CFA will be added as portfolio managers of the Fund.

◾	The current subadviser, Allianz Global Investors U.S. LLC. (“AllianzGI U.S.”) will be removed as subadviser of the Fund and all references to AllianzGI U.S., as subadviser of the Fund, and to Andrew Neville, Bjoern Mehrmann, CFA, CMA, Heinrich Ey, CFA, DVFA, CEFA, Koji Nakatsuka, CFA, CMA, Miguel Pohl, CFA, Stuart Winchester, CFA, Jeffrey Parker, CFA, Moritz Dufner, CFA, CAIA and Mark W. Phanitsiri, CFA, as portfolio managers of the Fund, will be removed from the Fund’s SAI.

◾	The Fund will be renamed the Virtus KAR Global Small-Cap Fund.

Virtus Investment Advisers, Inc. the Fund’s investment adviser, continues to serve as investment adviser of the Fund.

Additionally, as approved by the Board of Trustees of Virtus Investment Trust, effective September 19, 2022, the fund’s non-fundamental investment policy to seek to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index (between $105.8 million and $25.5 billion as of June 30, 2021) will change as reflected below.

Additional disclosure changes resulting from the change in subadviser are described below.

In the “Glossary” beginning on page 3, the entries for “AllianzGI U.S.” and “AllianzGI U.S. Funds” will be removed. In addition, the following entry will be added:

KAR	Kayne Anderson Rudnick Investment Management, LLC, subadviser to the Global Small-Cap Fund

Also in the “Glossary” the entry for “Global Small-Cap Fund” will be replaced as follows:

Global Small-Cap Fund	Virtus KAR Global Small-Cap Fund

Under Fund Names and Investment Policies starting on page 11, entry 3 is replaced with the following:

The Global Small Cap Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of global small-capitalization companies.

In the Non-Public Portfolio Holdings Information table on page 14 the following entry will be added:

Subadviser (Global Small-Cap Fund)	KAR	Daily, with no delay

Under “Proxy Voting Policies” beginning on page 98, the paragraph entitled “AllianzGI U.S. Funds” will be removed.

In addition, the following disclosure will be added:

Global Small-Cap Fund

KAR has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of its clients including the Funds, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The principles for voting proxies are as follows:

1.	The firm votes all proxies to, in its opinion, maximize shareholder value, which is defined as long-term value through dividend and price appreciation. In addition, the firm’s investment philosophy is to purchase “Quality” companies for the portfolios of its clients. One of the four main criteria for “Quality” is excellence in management. Hence, the firm tends to vote non-shareholder-value issues in alignment with management’s recommendations, if there is no conflict with shareholder value. For example, “Poison Pills” and other anti-takeover measures are not supported, even if recommended by management.

2.	To assist in analyzing proxies, KAR subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. KAR fully reviews and approves the ISS Proxy Voting Guidelines and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of its investment clients, KAR will override an ISS recommendation. Two members of KAR’s Risk and Compliance Committee can approve an override. Additionally, KAR utilizes ISS to vote proxies on its behalf, per the guidelines discussed above.

3.	Absent any special circumstance, ISS Proxy Voting Guidelines are followed when voting proxies.

4.	KAR can occasionally be subject to conflicts of interest in the voting of proxies because of business or personal relationships it maintains with persons having an interest in the outcome of specific votes. KAR and its employees can also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. If, at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to KAR’s Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality.

KAR’s Proxy Voting Policy and the ISS Proxy Voting Guidelines are posted on the public section of KAR’s website, www.kayne.com.

Under “Subadvisers and Subadvisory Agreements” beginning on page 105, the section entitled “AllianzGI U.S.” will be removed. In addition, the following disclosure will be added:

KAR

KAR is located 2000 Avenue of the Stars, Suite 1110, Los Angeles, California 90067 and is a wholly-owned indirect subsidiary of Virtus and an affiliate of the Adviser. KAR acts as subadviser for mutual funds and as investment adviser to institutions and individuals. As of June 30, 2022, KAR managed approximately $47.9 billion, of which $34.1 billion was regulatory assets under management and $13.8 billion was model/emulation assets under contract. Model/emulation assets refer to assets that KAR is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

For its services as subadviser, VIA pays KAR a fee at the rate of 50% of the net advisory fee paid by the Global Small-Cap Fund.

In the table in the “Portfolio Managers” section under the sub-heading “Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest” the rows for the Funds are replaced in their entirety with the following:

Global Small-Cap Fund	Todd Beiley Craig Thrasher

After the table, the header “Potential Conflicts of Interest with Respect to AllianzGI U.S. and NFJ” will be renamed “Potential Conflicts of Interest.”

The disclosure in the “Other Accounts (No Performance Based Fees)” table beginning on page 127 of the SAI will be amended by removing the rows for Mr. Neville, Mr. Mehrmann, Mr. Ey, Mr. Nakatsuka, Mr. Pohl, Mr. Winchester, Mr. Parker, Mr. Dufner and Mr. Phanitsiri. In addition, rows showing the information for Mr. Beiley and Mr. Thrasher will be added to reflect the following information and an associated footnote:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($ million)	Number of Accounts	Total Assets ($ million)	Number of Accounts	Total Assets ($ million)
Todd Beiley*	5	6,153	6	556	1,627	8,438
Craig Thrasher*	6	2,270	3	103	7	415

*As of June 30, 2022.

The disclosure in the “Other Accounts Managed (with Performance-Based Fees)” on page 128 of the SAI will be amended by removing the rows for Mr. Neville, Mr. Mehrmann, Mr. Ey, Mr. Nakatsuka, Mr. Pohl, Mr. Winchester, Mr. Parker, Mr. Dufner and Mr. Phanitsiri. In addition, rows showing the information for Mr. Beiley and Mr. Thrasher will be added to reflect the following information and an associated footnote:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($ million)	Number of Accounts	Total Assets ($ million)	Number of Accounts	Total Assets ($ million)
Todd Beiley **	None	None	None	None	1	229
Craig Thrasher **	None	None	None	None	None	None

**As of June 30, 2022.

Also in the “Portfolio Managers” section, under the sub-header “Portfolio Manager Compensation” beginning on page 128, the section entitled “Compensation Structure for AllianzGI U.S.” will be removed. Additionally, the following disclosure will be added:

Compensation Structure for KAR

Virtus and certain of its affiliated investment management firms, including  KAR (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval. Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. (Current benchmarks and/or peer groups are indicated in the table below.) Performance of the Funds managed is generally measured over one-, three- and five-year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

Fund	Benchmark(s) and/or Peer Group
Global Small-Cap Fund	MSCI World Small-Cap Index

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

The disclosure in the table under “Portfolio Manager Fund Ownership” beginning on page 130 of the SAI will be amended by removing the references to Mr. Neville, Mr. Mehrmann, Mr. Ey, Mr. Nakatsuka, Mr. Pohl, Mr. Winchester, Mr. Parker, Mr. Dufner and Mr. Phanitsiri along with an associated footnote. In addition, rows showing the information for Mr. Beiley and Mr. Thrasher will be added to reflect the following information and an associated footnote:

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed	Dollar Range of Equity Securities Beneficially Owned in Similar Investment Strategies
Todd Beiley*	Global Small-Cap Fund	None	None
Craig Thrasher*	Global Small-Cap Fund	None	None

[3]	As of June 30, 2022. Mr. Beiley and Mr. Thrasher became Portfolio Managers of the Global Small-Cap Fund effective July 25, 2022.

All other disclosure concerning the Fund, including fees and expenses, will remain unchanged from the SAI dated October 28, 2021, as supplemented.

Investors should retain this supplement with the SAI for future reference.

VIT 8061B GSC Sub Changes (7/2022)

Virtus Technology Fund,
a series of Virtus Investment Trust

Amendment dated July 21, 2022 to the Summary Prospectus and
Statutory Prospectus dated October 28, 2021, as supplemented

Important Notice to Investors

The following changes, as approved by the Board of Trustees of Virtus Investment Trust (the “Trust”), for the Virtus Technology Fund (the “Fund”) will be effective July 25, 2022.

◾	Zevenbergen Capital Investments LLC (“Zevenbergen”), will manage the Fund as subadviser.

◾	Brooke de Boutray, CFA, Joseph Dennison, CFA, Anthony Zackery, CFA and Nancy Zevenbergen, CFA will be added as portfolio managers of the Fund.

◾	The current subadviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) will be removed as subadviser of the Fund and, all references to AllianzGI U.S., as subadviser of the Fund, and to Huachen Chen, CFA, Walter C. Price, Jr., CFA, Michael A. Seidenberg, Justin Sumner, CFA and Erik Swords as portfolio managers of the Fund, will be removed from the Fund’s prospectuses.

◾	The Fund will be renamed the Virtus Zevenbergen Technology Fund.

Virtus Investment Advisers, Inc. the Fund’s investment adviser, continues to serve as investment adviser of the Fund.

Additionally, as approved by the Board of Trustees of Virtus Investment Trust, effective September 19, 2022, the fund’s non-fundamental investment policy to seek to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of technology companies and in derivatives and other synthetic instruments that have economic characteristics similar to equity securities of technology companies will change as reflected in the revised Principal Investment Strategies disclosure below.

Additional disclosure changes resulting from the change in subadviser are described below.

The disclosure in footnote 3 under the table in “Fees and Expenses” will be replaced with the following:

(3)	Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers, Inc. (“VIA”) to waive its management fee and/or reimburse the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 1.47% for Administrative Class shares, through September 20, 2023. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement also permits recoupment by a former adviser of amounts waived or reimbursed by it within the three preceding years under an expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of the parties.

The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus will be replaced with the following:

The fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies and other U.S.-traded equity securities of technology companies. The fund considers U.S.-traded equity securities to include American Depositary Receipts (“ADRs”), as well as securities that are traded in the U.S. that have been issued by companies established, domiciled or operating in foreign countries. Under normal market conditions, the fund would have no restrictions as to the proportion of its assets invested in countries outside of the United States.  The fund intends to invest primarily in companies with market capitalizations greater than $500 million. The fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The portfolio managers define technology companies as those that provide technology products or services, or those that benefit from utilizing technology to gain competitive advantages, improve their business processes, products or applications. These may include, but are not limited to, internet products and services (including e-commerce), computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, transportation technology, transportation services and products, artificial intelligence technology, video gaming, security services and products, media and information services, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services, digital currency enablers, financial and payment technology and others. The portfolio managers evaluate fundamental value and growth prospects and focus on companies that they expect will have strong potential for capital appreciation. In addition to common stocks, The fund may invest in securities issued in initial public offerings (IPOs).

The disclosure under the “Principal Risks” in the summary prospectus and in the summary section of the statutory prospectus will be restated as follows:

>	Market Volatility Risk. The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

>	Issuer Risk. The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

>	Equity Securities Risk. The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

>	Focused Investment Risk (Technology-Related Risk). To the extent the fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility. Risks affecting companies in the technology sector include competition from new and existing companies, limited operating histories and management experience, patent and other intellectual property considerations and the commercial non-viability or rapid obsolescence of equipment, products or services.

>	Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.

>	Small and Medium Market Capitalization Companies Risk. The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

>	Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

>	Foreign Investing Risk. Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.

>	IPO Risk. Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

>	Liquidity Risk. Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

>	Portfolio Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

The “Management” section in the summary prospectus and in the summary section of the statutory prospectus, will be replaced in its entirety with the following:

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Zevenbergen Capital Investments LLC (“Zevenbergen”).

Portfolio Management

>	Brooke de Boutray, CFA, Co-Chief Investment Officer, Portfolio Manager and Analyst of Zevenbergen, has co-managed the fund since July 2022.

>	Joseph Dennison, CFA, Portfolio Manager and Analyst of Zevenbergen, has co-managed the fund since July 2022.

>	Anthony Zackery, CFA, Portfolio Manager and Analyst of Zevenbergen, has co-managed the fund since July 2022.

>	Nancy Zevenbergen, CFA, Co-Chief Investment Officer, Portfolio Manager and Analyst of Zevenbergen, has co-managed the fund since July 2022.

In the section “More Information about Risks Related to Principal Investment strategies” the disclosure under “Principal Investment Strategies” starting on page 100 of the statutory prospectus relating to the fund will be replaced with the following:

The fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. traded companies and other U.S traded equity securities of technology companies. The fund considers U.S.-traded equity securities to include American Depositary Receipts (“ADRs”), as well as securities that are traded in the U.S. that have been issued by companies established, domiciled or operating in foreign countries. The fund intends to invest primarily in companies with market capitalizations greater than $500 million. The fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The fund may invest a portion of its assets in securities issued in initial public offerings (IPOs).

The portfolio managers define technology companies as those that provide technology products or services, or those that benefit from utilizing technology to gain competitive advantages, improve their business processes, products or applications. These may include, but are not limited to, internet products and services (including e-commerce), computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, transportation technology, transportation services and products, artificial intelligence technology, video gaming, security services and products, media and information services, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services, digital currency enablers, financial and payment technology and others. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focus on those companies that they expect will have strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments.

The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the fund’s investment objectives and as necessary for redemption purposes. In response to adverse market, economic, political or other conditions, the fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The fund may be less likely to achieve its investment objective when it does so.

In the section “More Information About Risks Related to Principal Investment Strategies” the table beginning on page 109 of the statutory prospectus will be amended in its entirety by changing the entries for the fund to reflect an “X” in the row for each of Depositary Receipts, Equity Securities, Focused Investments, Foreign Investing, IPO, Issuer, Liquidity, Market Volatility, Portfolio Turnover, Redemption, Small and Medium Market Capitalization, thereby indicating that those are the listed risks applicable to the fund.

In the section “More Information About Risks Related to Principal Investment Strategies” the following is added after the table beginning on page 109 of the statutory prospectus:

Redemption

The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund by, for example, accelerating the realization of capital gains and/or increasing the fund’s transaction costs.

Under “The Adviser” on page 124 of the statutory prospectus, the row referencing the Fund in the table listing subadvisers of the funds of the Trust will be replaced with the following:

Virtus Zevenbergen Technology Fund	Zevenbergen

Under “The Subadvisers” beginning on page 125 of the statutory prospectus, the first and second paragraphs will be deleted. Additionally, the following disclosure will be added for Zevenbergen:

Zevenbergen, a minority-owned affiliate of VIA, is located at 601 Union Street, Suite 4600, Seattle, Washington 98101. Zevenbergen is an investment adviser registered with the SEC. The firm was established in 1987 and, as of As of June 30, 2022, Zevenbergen manages $2.4 billion, of which $2.2 billion is regulatory assets under manager and $0.2 billion is model/emulation assets under contract. Model/emulation assets refer to assets that Zevenbergen is under contract to deliver a model portfolio to and are not considered regulatory assets under management. Zevenbergen specializes in aggressive growth-equity investment advisory services for separately managed portfolios and mutual funds.

In the “Portfolio Management” Section beginning on page 127 of the statutory prospectus, the AllianzGI U.S. section will be deleted in its entirety, and a new section will be added for Zevenbergen as follows:

Zevenbergen

Virtus Zevenbergen Technology Fund	Brooke de Boutray (since July 2022) Joseph Dennison (since July 2022) Anthony Zackery (since July 2022) Nancy Zevenbergen (since July 2022)

Brooke de Boutray, CFA. Ms. de Boutray joined Zevenbergen in 1992 and has served as its Co-Chief Investment Officer, Portfolio Manager and Analyst since 2004. She has worked in investment management since 1981.

Joseph Dennison, CFA. Mr. Dennison joined Zevenbergen in 2011 and serves as Portfolio Manager and Analyst of Zevenbergen. He has worked in investment management since 2011.

Anthony Zackery, CFA. Mr. Zackery joined Zevenbergen in 2011 and serves as Portfolio Manager and Analyst of Zevenbergen. He has worked in investment management since 2011.

Nancy Zevenbergen, CFA. Ms. Zevenbergen has served as President and Co-Chief Investment Officer of Zevenbergen since 1987. She has worked in investment management since 1981.

All other disclosure concerning the Fund, including fees and expenses, will remain unchanged from the prospectuses dated October 28, 2021, as supplemented.

Investors should retain this supplement with the Prospectuses for future reference.

VIT 8061 Technology Sub Changes (7/2022)

Virtus Technology Fund,
a series of Virtus Investment Trust

Amendment dated July 21, 2022 to the Statement of Additional Information (“SAI”)

for Virtus Investment Trust dated October 28, 2021, as supplemented

The following changes, as approved by the Board of Trustees of Virtus Investment Trust (the “Trust”), for the Virtus Technology Fund (the “Fund”) will be effective July 25, 2022.

◾	Zevenbergen Capital Investments LLC (“Zevenbergen”), will manage the Fund as subadviser.

◾	The current sub-advisor Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) will be removed as subadviser of the Fund and, all references to AllianzGI U.S. as subadviser of the Fund, and all references to Huachen Chen, CFA, Walter C. Price, Jr., CFA, Michael A. Seidenberg, Justin Sumner, CFA and Erik Swords as portfolio managers of the Fund, will be removed from the Fund’s SAI.

◾	Brooke de Boutray, CFA, Joseph Dennison, CFA, Anthony Zackery, CFA and Nancy Zevenbergen, CFA will be added as portfolio managers of the Fund.

◾	The Fund will be renamed the Virtus Zevenbergen Technology Fund.

Virtus Investment Advisers, Inc. the Fund’s investment adviser, continues to serve as investment adviser of the Fund.

Additionally, as approved by the Board of Trustees of Virtus Investment Trust, effective September 19, 2022, the fund’s non-fundamental investment policy to seek to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of technology companies and in derivatives and other synthetic instruments that have economic characteristics similar to equity securities of technology companies will change in connection with the change in subadviser as reflected below.

Additional disclosure changes resulting from the change in subadviser are described below.

In the “Glossary” beginning on page 3, the entries for “AllianzGI U.S.” and “AllianzGI U.S. Funds” will be removed. In addition, the following entry will be added:

Zevenbergen	Zevenbergen Capital Investments LLC, subadviser to the Technology Fund

Also in the “Glossary” the entry for “Technology Fund” will be replaced as follows:

Technology Fund	Virtus Zevenbergen Technology Fund

Under Fund Names and Investment Policies starting on page 11, entry 10 is replaced with the following:

Under normal circumstances, the Technology Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies and other U.S.-traded equity securities of technology companies.

In the Non-Public Portfolio Holdings Information table on page 14 the following entry will be added:

Subadviser (Technology Fund)	Zevenbergen	Daily, with no delay

Under “Proxy Voting Policies” beginning on page 98, the paragraph entitled “AllianzGI U.S. Funds” will be removed.

In addition, the following disclosure will be added:

Technology Fund

Zevenbergen maintains a written Proxy Voting Policy and Proxy Voting Guidelines, which are used to determine how to vote. The following are key guiding principles of Zevenbergen’s Proxy Voting Policy:

• Consider only the best interests of the fiduciary accounts’ beneficiaries.

• Consider economic and ethical implications in determining the best interests of the beneficiaries.

• Base the decision on how to vote using reasonable skill and care in determining the issues involved.

• Vote proxies at the written request of a client (as may be allowed), should their specific choice of votes differ from the way Zevenbergen would vote under its own Proxy Voting Guidelines.

• Resolve material conflicts of interest in the best interest of clients.

• Vote on every proxy issue.

• Make every effort to vote proxies for all shares unless voting responsibility has been retained by the client or securities are on loan.

The policy also outlines procedures on how Zevenbergen identifies and deals with conflicts of interest to include following an independent third-party’s advice on voting proxy issues, as well as required recordkeeping of proxy voting history for clients. Any client may elect to retain proxy voting authority.

A copy of Zevenbergen’s Proxy Voting Policy and Proxy Voting Guidelines may be obtained by contacting Zevenbergen at 601 Union Street, Suite 4600 Seattle, WA 98101, or (206) 682-8469.

Under “Subadvisers and Subadvisory Agreements” beginning on page 105, the section entitled “AllianzGI U.S.” will be removed. In addition, the following disclosure will be added:

Zevenbergen

Zevenbergen, a minority-owned affiliate of VIA, is located at 601 Union Street, Suite 4600 Seattle, Washington 98101. Zevenbergen is an investment adviser registered with the SEC. The firm was established in 1987. As of June 30, 2022, Zevenbergen manages $2.4 billion, of which $2.2 billion is regulatory assets under manager and $0.2 billion is model/emulation assets under contract. Model/emulation assets refer to assets that Zevenbergen is under contract to deliver a model portfolio to and are not considered regulatory assets under management. Zevenbergen specializes in aggressive growth-equity investment advisory services for separately managed portfolios and mutual funds.

For its services as subadviser, VIA pays Zevenbergen a fee at the rate of 50% of the net advisory fee paid by the Technology Fund.

In the table in the “Portfolio Managers” section under the sub-heading “Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest” the rows for the Funds are replaced in their entirety with the following:

Technology Fund	Brooke de Boutray Joseph Dennison Anthony Zackery Nancy Zevenbergen

After the table, the header “Potential Conflicts of Interest with Respect to AllianzGI U.S. and NFJ” will be renamed “Potential Conflicts of Interest.”

The disclosure in the “Other Accounts (No Performance Based Fees)” table beginning on page 127 of the SAI will be amended by removing the rows for Mr. Chen, Mr. Price, Jr., Mr. Seidenberg, Mr. Sumner, and Mr. Swords along with an associated footnote. In addition, rows showing the information for Ms. de Boutray,

Mr. Dennison, Mr. Zackery and Ms. Zevenbergen will be added to reflect the following information and an associated footnote:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($ million)	Number of Accounts	Total Assets ($ million)	Number of Accounts	Total Assets ($ million)
Brooke de Boutray*	3	510.2	0	N/A	233	1,742.6
Joseph Dennison*	3	510.2	0	N/A	233	1,742.6
Anthony Zackery*	3	510.2	0	N/A	233	1,742.6
Nancy Zevenbergen*	3	510.2	0	N/A	233	1,742.6

*As of June 30, 2022.

Also in the “Portfolio Managers” section, under the sub-header “Portfolio Manager Compensation” beginning on page 128, the paragraph entitled “Compensation Structure for AllianzGI U.S.” will be removed. Additionally, the following paragraph will be added:

Compensation Structure for Zevenbergen

Zevenbergen compensates Portfolio Managers with salaries reflective of their individual experience and commensurate with industry standards and those of regional competitors. In addition to salaries, portfolio managers receive additional compensation (either through annual incentive payments or as a result of ownership interests in Zevenbergen) based on the firm’s collective effort to drive revenue and profit growth through 1) working in the best interest of clients by delivering superior investment performance, 2) concentrating on stellar service to ensure client retention, and 3) effectively marketing to garner new clients.

The disclosure in the table under “Portfolio Manager Fund Ownership” beginning on page 130 of the SAI will be amended by removing the references to Mr. Chen, Mr. Price, Jr., Mr. Seidenberg, Mr. Sumner, and Mr. Swords along with an associated footnote. In addition, rows showing the information for Ms. de Boutray, Mr. Dennison, Mr. Zackery and Ms. Zevenbergen will be added to reflect the following information and an associated footnote:

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed	Dollar Range of Equity Securities Beneficially Owned in Similar Investment Strategies
Brooke de Boutray *	Technology Fund	None	None
Joseph Dennison *	Technology Fund	None	None
Anthony Zackery *	Technology Fund	None	None
Nancy Zevenbergen *	Technology Fund	None	None
[3]	As of June 30, 2022 Ms. de Boutray, Mr. Dennison, Mr. Zackery and Ms. Zevenbergen became Portfolio Managers of the Technology Fund effective July 25, 2022.

All other disclosure concerning the Fund, including fees and expenses, will remain unchanged from the SAI dated October 28, 2021, as supplemented.

Investors should retain this supplement with the SAI for future reference.

VIT 8061B Technology Sub Changes (7/2022)